                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Clark McLeod whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed on behalf of Splitrock Services, Inc. in connection with the Exchange Offer and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




          /s/ CLARK MCLEOD                                       August 12, 1998
-----------------------------------                              ---------------
            Clark McLeod

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Roy A. Wilkens, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed on behalf of Splitrock Services, Inc. in connection with the Exchange Offer and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




    /s/ ROY A. WILKENS                                           August 12, 1998
-----------------------------------                             ----------
        Roy A. Wilkens

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Samer Salameh, whose signature appears below, constitutes and appoints William R. Wilson and Patrick J. McGettigan, Jr., and each one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 to be filed on behalf of Splitrock Services, Inc. in connection with the Exchange Offer and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




       /s/ SAMER SALAMEH                                         August 11, 1998
-----------------------------------                             ----------
           Samer Salameh